EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Schering-Plough Corporation, a New Jersey corporation
(herein called the "Corporation"), does hereby constitute and appoint William J. Silbey, Thomas H. Kelly and Edward Smith, or any of them, his or her true and lawful attorney or attorneys and agent or agents, to do any and all acts and things and to execute any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the filing under said Act of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 1999 (herein called the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign the respective names of the undersigned officers and/or directors as indicated below to the Form 10-K and/or to any amendment of the Form 10-K and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 22nd day of February, 2000.


/s/ Richard Jay Kogan                /s/ Jack L. Wyszomierski
Richard Jay Kogan, Chairman and      Jack L. Wyszomierski, Executive
Chief Executive Officer; Director    Vice President and Chief Financial
                                     Officer


/s/ Thomas H. Kelly                  /s/ H. Barclay Morley
Thomas H. Kelly, Vice President      H. Barclay Morley
and Controller; Principal            Director
Accounting Officer


/s/ Hans W. Becherer                 /s/ Carl E. Mundy, Jr.
Hans W. Becherer                     Carl E. Mundy, Jr.
Director                             Director


/s/ Raul E. Cesan                    /s/ Richard de J. Osborne
Raul E. Cesan                        Richard de J. Osborne
Director                             Director


/s/ Hugh A. D'Andrade                /s/ Patricia F. Russo
Hugh A. D'Andrade                    Patricia F. Russo
Director                             Director


/s/ David C. Garfield                /s/ William A. Schreyer
David C. Garfield                    William A. Schreyer
Director                             Director


/s/ Regina E. Herzlinger             /s/ Robert F. W. van Oordt
Regina E. Herzlinger                 Robert F. W. van Oordt
Director                             Director


/s/ Robert P. Luciano                /s/ Arthur F. Weinbach
Robert P. Luciano                    Arthur F. Weinbach
Director                             Director


/s/ Donald L. Miller                 /s/ James Wood
Donald L. Miller                     James Wood
Director                             Director